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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 19, 2008

INDEPENDENCE LEAD MINES COMPANY
(Exact Name of Registrant as Specified in its Charter)

Arizona	001- 316	82-0131980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P O BOX 717 WALLACE, IDAHO	83873
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (208) 753-2525

N/A
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC 873 (3-05) Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

Based upon the results of the Special Meeting of Shareholders on October 27, 2008, and the November 6, 2008, transfer of substantially all of the Registrant’s assets to Hecla Merger Company, a wholly owned subsidiary of Hecla Mining Company (HL:NYSE], on October 15, November 6, and November 12, 2008, the Registrant requested The NASDAQ Stock Market, Inc. to voluntarily cease trading of the Registrant’s common stock on the Pink Market. On November 19, 2008, the Company was informed that The NASDAQ Stock Market approved the request for cessation of trading in the common stock of the Company, effective December 1, 2008. The Company will be deleted from trading effective December 1, 2008. The Pink Market is maintained by Pink OTC Markets Inc. The Pink Market is neither an SEC-Registered Stock Exchange nor a NASD Broker/Dealer. Pink OTC Markets Inc. is a privately owned company headquartered in New York City.

Item 3.03  Material Modification to Rights of Security Holders.

The information called for by this item is contained in Item 3.01, which is incorporated herein by reference.

Item 8.01  Other Events

The Registrant also filed with the NASD under the Securities Exchange Act of 1934, Rule 10b-17, notification that for shareholders as of November 17, 2008 (the “record date”), the Independence Lead Mines Company (“Independence”) will make a pro rata distribution of 6,936,884 shares of Hecla Mining Company common stock in accordance with the Asset Purchase Agreement, dated as of February 12, 2008, by and among Hecla Mining Company, Hecla Merger Company, and Independence, as amended on August 12, 2008. The shares of common stock held by shareholders of record as of November 17, 2008 will be converted into the right to receive an amount of whole shares of Hecla Mining Company common stock equal to the number of their shares of Independence common stock multiplied by 1.2, subject to the rounding up of any fractional shares. The distribution is payable on December 1, 2008. No action is required by shareholders.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference to such filing.

SIGNATURES

FORM 8-K

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDEPENDENCE LEAD MINES COMPANY

By: /s/ Bernard C. Lannen
President and Chief Executive Officer
Date: November 20, 2008